UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
July 13, 2023
F&G Annuities & Life, Inc.
(Exact Name of Registrant as Specified in its Charter)
001-41490
(Commission File Number)

Delaware	85-2487422
(State or Other Jurisdiction of Incorporation)	(IRS Employer Identification Number)
801 Grand Avenue, Suite 2600
Des Moines, Iowa 50309
(Addresses of Principal Executive Offices)
(515) 330-3340
(Registrant's Telephone Number, Including Area Code)
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
F&G Common Stock, $0.001 par value	FG	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 7.01	Regulation FD Disclosure

On July 13, 2023, F&G Annuities & Life, Inc. (the “Company”, “F&G”) made available to investors a supplemental presentation for the first quarter ended March 31, 2023, as updated for the changes to the quarterly financial supplement discussed below. An updated copy of the F&G Spring 2023 investor presentation is attached as Exhibit 99.3 to this Current Report on Form 8-K.

Subsequent to filing our March 31, 2023 quarterly financial supplement on May 3, 2023, we have updated our methodology for calculating the market related liability adjustment included in our non-GAAP financial measure of adjusted net earnings (“ANE”). The change also impacted other non-GAAP financial measures that derive from ANE, including adjusted net earnings per diluted share, adjusted return on average equity excluding accumulated other comprehensive income (loss) and adjusted return on assets. We have restated all periods presented in the prior March 31, 2023 quarterly financial supplement for this change and the Company is furnishing the updated quarterly financial supplement as Exhibit 99.2 to this Current Report on Form 8-K.

The following information, including the Exhibits referenced in this Item 7.01, are being furnished pursuant to this Item 7.01 and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 8.01	Other Events

The Company is filing this Current Report on Form 8-K (“Form 8-K”) to update the Company’s Annual Report on Form 10-K for the year ended December 31, 2022 filed on February 27, 2023, as amended by Amendment No. 1 on Form 10-K/A filed on April 27, 2023 (collectively, the “2022 Annual Report on Form 10-K”), for changes in accounting for long-duration contracts by insurance companies.

F&G adopted Accounting Standards Update 2018-12, Financial Services-Insurance (Topic 944), Targeted Improvements to the Accounting for Long-Duration Contracts (“ASU 2018-12”) on January 1, 2023, with a transition date of January 1, 2021, or the beginning of the earliest period that will be presented in the annual December 31, 2023 Consolidated Financial Statements. We elected to adopt ASU 2018-12 using the full retrospective transition method and balances for liability for future policy benefits, deferred acquisition costs and balances amortized on a basis consistent with DAC, value of business acquired, deferred sales inducements, and unearned revenue liabilities, and market risk benefits were adjusted to conform to ASU 2018-12 starting as of the Fidelity National Financial, Inc. acquisition date, June 1, 2020.

Exhibit 99.1 filed with this Form 8-K and incorporated by reference into this Item 8.01 updates the following sections contained in the 2022 Annual Report on Form 10-K for the adoption of ASU 2018-12 for the years ended December 31, 2022 and 2021:

•Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations
•Item 7A. Quantitative and Qualitative Disclosures About Market Risk
•Item 8. Financial Statements and Supplementary Data
•Item 15. Exhibits, Financial Statements Schedules

Except for the matter noted above, no other information in the 2022 Annual Report on Form 10-K is being updated in this Form 8-K for events or developments that occurred subsequent to the filing of the 2022 Annual Report on Form 10-K.

This Form 8-K and Exhibit 99.1 should be read in conjunction with and as a supplement to information contained in the 2022 Annual Report on Form 10-K. For significant developments since the filing of the 2022 Annual Report on Form 10-K, refer to the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2023 and other relevant filings with the Securities and Exchange Commission.

Item 9.01 Financial Statements and Exhibits
(d)     Exhibits.

Exhibit No.	Description
23	Consent of Independent Registered Public Accounting Firm
99.1	Updates, where applicable, for the adoption of ASU 2018-12 to Item 7, Item 7A, Item 8 and Item 15 of F&G’s Annual Report on Form 10-K for the year ended December 31, 2022, as amended
99.2	Updated F&G Financial Supplement as of March 31, 2023
99.3	Updated F&G Spring 2023 Investor presentation, dated July 13, 2023
101	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

F&G Annuities & Life, Inc.

Date: July 13, 2023	By:	/s/ Wendy J.B. Young
Name: Wendy J.B. Young
Title: Chief Financial Officer